WESTERN ASSET TRUST, INC.
                                 CORE PORTFOLIO

June 30, 1996 - June 30, 1997 (one year)
   Cumulative Total Return

   ERV  = (112.79 x 1.6731247) - (110.46  x 1.5778921)  x 1000 + 1000 = 1082.72
          --------------------------------------------
                   (110.46 x 1.5778921)
   P    = 1000

   C    = 1082.72  -  1  = .0827 = 8.27%
          -------                  ----
           1000

   Average Annual Return:  Same


June 30, 1992 - June 30, 1997 (five years)
   Cumulative Total Return:

   ERV = (112.79  x 1.6731247) - (112.03  x 1.1455422) x 1000 + 1000 = 1470.46
         ---------------------------------------------
                     (112.03 x 1.1455422)
   P   =   1000

   C   = 1470.46 -  1 = 0.4705 =   47.05%
         -------                  ------
            1000

   Average Annual Return:
                  1
                 ---
                  5
   (0.4705 + 1)             -   1 = 8.02%
                                    ----


September 4, 1990 - June 30, 1997 (life of fund)
   Cumulative Total Return:

   ERV = (112.79  x 1.6731247) - (100.00 x 1.0) x 1000 + 1000 =  1887.12
         --------------------------------------
                      (100.00 x 1.0)
   P   =   1000

   C   =  1887.12  -  1 = 0.8871 =   88.71%
         --------                   ------
            1000

   Average Annual Return:
                   1
                 ------
                 6.8219
   (0.8871 + 1)              -   1 = 9.76%
                                     ----

                           WESTERN ASSET TRUST, INC.
                             INTERMEDIATE PORTFOLIO

June 30, 1996 - June 30, 1997 (one year)
   Cumulative Total Return

   ERV  = (107.19 x 1.1699303) - (104.83  x 1.1043494)  x 1000 + 1000 = 1083.23
          --------------------------------------------
                      (104.83  x 1.1043494)
   P    = 1000

   C    =  1083.23  -  1  = .0832 = 8.32%
          --------                  ----
           1000

   Average Annual Return:  Same

July 1, 1994 - June 30, 1997 (life of fund)
   Cumulative Total Return:

      ERV  = (107.19  x 1.1699303) - (100.00  x 1.0)  x 1000 + 1000 = 1254.05
             ---------------------------------------
                        (100.00 x 1.0)

      P    = 1000

      C    = 1254.05   -  1  = .2540 = 25.40%
             -------                   -----
               1000

   Average Annual Return:
                  1
                 ---
                  3
   (0.2540 + 1)    -   1 = 7.83%
                           ----

                           WESTERN ASSET TRUST, INC.
                           LIMITED DURATION PORTFOLIO

June 30, 1996 - June 30, 1997 (one year)
   Cumulative Total Return

   ERV  = (102.36 x 1.0573901) - (100.76  x 1.0)  x 1000 + 1000 = 1074.18
          --------------------------------------
                      (100.76  x 1.0)
   P    = 1000

   C    =1074.18 -  1  = .0742 = 7.42%
         -------                 ----
           1000

   Average Annual Return:  Same


May 1, 1996 - June 30, 1997 (life of fund)
   Cumulative Total Return

   ERV  = (102.36 x 1.0573901) - (100.00  x 1.0)  x 1000 + 1000 = 1082.34
          --------------------------------------
                    (100.00  x 1.0)

   P    = 1000

   C    = 1082.34   -  1  = .0823 = 8.23%
          -------                   ----
           1000

   Average Annual Return:
                  1
                ------
                1.6694
   (0.0823 + 1)          -   1 = 7.01%
                                 ----

                           WESTERN ASSET TRUST, INC.
                       INTERNATIONAL SECURITIES PORTFOLIO

June 30, 1996 - June 30, 1997 (one year)
   Cumulative Total Return

   ERV  = (97.65 x 1.4144572) - (95.16 x 1.2864602)  x 1000 + 1000 = 1128.27
          -----------------------------------------
                   (95.16 x 1.2864602)
   P    = 1000

   C    = 1128.27   -  1  = .1283 = 12.83%
          -------                   -----
           1000

   Average Annual Return:  Same

January 7, 1993 - June 30, 1996 (life of fund)
   Cumulative Total Return:

   ERV = (97.65  x 1.4144572) - (100.00 x 1.0) x 1000 + 1000 =  1381.22
         -------------------------------------
                    (100.00 x 1.0)
   P   =   1000

   C   =   1381.22  -  1 = 0.3812 =   38.12%
           -------                   ------
            1000

   Average Annual Return:
                    1
                  --------
                  4.479452
   (0.3812 + 1)             -   1 = 7.47%
                                    ----